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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald C. Grenesko, the Senior Vice President/Finance and Administration of Tribune Company, certify that (i) Tribune Company's Form 10-K for the year ended Dec. 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the year ended Dec. 28, 2003 fairly presents, in all material respects, the financial condition and the results of operations of Tribune Company.

/s/ DONALD C. GRENESKO Donald C. Grenesko Senior Vice President/ Finance and Administration February 27, 2004

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002